                               DATED 4 June 1993



                                    BETWEEN

                             POSEIDON GOLD LIMITED
                               (ACN 007 511 006)

                                      AND

                                 AMAX GOLD INC.





                         ------------------------------
                               DEED OF GUARANTEE
                         ------------------------------





                         ------------------------------
                             BELL GULLY BUDDLE WEIR
                                   SOLICITORS
                             WELLINGTON & AUCKLAND
                                    DCS:234
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THIS DEED is made on the 4th day of June 1993


BETWEEN

(1) POSEIDON GOLD LIMITED (ACN 007 511 006) a duly incorporated company having its principal office at 100 Hutt Street, Adelaide, South Australia ("Poseidon"); and

(2) AMAX GOLD INC. a duly incorporated company having its principal office at 350 Indiana Street, Golden, Colorado, United States of America ("AMAX").


RECITALS

A. Poseidon's wholly owned subsidiary, ACM (New Zealand) Ltd ("ACMNZ") has entered into a Share Subscription Agreement dated 4 June 1993 with Amax and WAIHI FINANCING LIMITED ("Waihi") whereby ACMNZ has agreed from time to time to subscribe to and pay for redeemable preference shares in the capital of Waihi.

B. ACMNZ has also entered into a Deed of Indemnity dated 4 June 1993 ("Deed of Indemnity") with AMAX in which it has agreed to indemnify, hold harmless and defended AMAX from all claims and losses as described therein.

C. In consideration for AMAX entering into the Share Subscription Agreement, the contemporaneous Share Sale Agreement and Deed of Indemnity, Poseidon has agreed to guarantee the performance of ACMNZ's obligations under the Share Subscription Agreement and Deed of Indemnity.


NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED AND DECLARED as follows:

GUARANTEE

1. POSEIDON hereby unconditionally and irrevocably guarantees to AMAX the timely performance of all obligations due AMAX and prompt payment of all moneys payable to AMAX under or pursuant to the Share Subscription Agreement and Deed of Indemnity.

LIABILITY OF POSEIDON

2. IF ACMNZ shall default in the performance of its obligations or payment of all or any of the payments guaranteed under clause 1 then, upon demand by AMAX, Poseidon shall forthwith unconditionally perform or pay, or procure to be performed or
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                                   -2-

paid unconditionally, to AMAX those obligations or payments in respect of which such default has been made.

NON-PREJUDICE OF GUARANTEE

3. THE liability of Poseidon under this Guarantee shall not be abrogated prejudiced or affected by any of the following:

     3.1 the granting of time credit or any indulgence or other concession to ACMNZ by AMAX, or any compounding compromise release abandonment waiver variation relinquishment or renewal of any documents of title assets or any rights of AMAX against Poseidon or any other guarantor, or anything done or omitted or neglected to be done by AMAX in the exercise of the authorities, powers and discretion vested in it by this Guarantee, or any other dealing matter or thing to which Poseidon has consented or ratified which but for this provision might operate to abrogate prejudice or affect this Guarantee;

     3.2  any other person joining in this or giving any similar guarantee;

     3.3 the liquidation, winding up, bankruptcy, receivership, creditors' or official or statutory management, composition or arrangement with creditors of ACMNZ or any other guarantor of ACMNZ or the death of any other guarantor of ACMNZ;

     3.4  the sale, restructuring, or transfer of share capital in ACMNZ;

     3.5 the fact that the payments guaranteed or any part thereof may not be or may cease to be recoverable or that ACMNZ or any other person purported to be primarily liable to pay such sums of money may be discharged from all or any of their respective obligations to make such payment for any reasons other than that payment has been made or is not required to be made by operation of an express provision in the Share Subscription Agreement, the Share Sale Agreement, or the Deed of Indemnity or the expiration of the Share Subscription Agreement or the Deed of Indemnity according to its own terms;

     3.6 any variation or assignment of the Share Subscription Agreement or transfer of any or all of the Preference Shares issued pursuant to the Share Subscription Agreement;

     3.7  AMAX obtaining judgment against ACMNZ.
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                                     -3-

GUARANTEE A DIRECT OBLIGATION

4. THIS Guarantee shall be a direct obligation to AMAX and not merely as a surety and shall be treated as being in addition to and not in substitution for or collateral to any other right which AMAX has or may have under or by virtue of the Share Subscription Agreement, the Share Sale Agreement or the Deed of Indemnity or any other agreement and in particular shall be independent of any other agreement to the intent that this Guarantee may be enforced against Poseidon without first having recourse to any such other agreement or rights and without taking steps or proceeding against ACMNZ and such liability shall not be affected or diminished by any of the matters hereinbefore mentioned or by any other act indulgence or omission consented to or ratified by Poseidon which but for this present provision would have operated to release Poseidon wholly or partly from its liability hereunder to AMAX.

CONTINUING GUARANTEE

5. THIS Guarantee shall be a continuing guarantee and accordingly shall be irrevocable and shall remain in full force and effect until the whole of all payments to be made by ACMNZ have been paid in full and all performance of ACMNZ satisfied under the Share Subscription agreement and the Deed of Indemnity.

DISCRETION AS TO EXERCISE OF RIGHTS

6. AS regards Poseidon AMAX may determine from time to time whether it shall enforce or refrain from enforcing this Guarantee and may from time to time make any arrangement or compromise with ACMNZ in relation to the payments and performance guaranteed or any part thereof which AMAX shall consider expedient.

PAYMENTS

7. ALL money from time to time received by AMAX from any person or any source (including any dividends upon the liquidation of ACMNZ or from any other person or from the realisation of any security) and capable of being applied by AMAX in reduction of ACMNZ's indebtedness in relation to the payments guaranteed shall be regarded as a payment in gross without any right on the part of Poseidon to stand in the place of AMAX in respect of or to claim the benefit of any money so received as against ACMNZ until the whole of the guaranteed payments have been paid or satisfied in full and unconditionally, so that in the event of Poseidon going into liquidation AMAX shall be entitled to prove against it for the total indebtedness of ACMNZ in relation to the payments guaranteed.
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                                     -4-

8. ALL payments under this Guarantee shall be made without any set-off, counterclaim or equity and free from, clear of and without deduction for any taxes whatsoever, present or future. If Poseidon is compelled by the law of any applicable jurisdiction, or by an order of any regulatory authority in such jurisdiction, to withhold or deduct at source any sum or sums in respect of taxes, duties, levies, imposts or charges from any amount payable to AMAX under this Guarantee, Poseidon shall pay such additional amount or amounts as may be necessary to ensure that the amount received by AMAX shall equal the full amount payable under this Guarantee.

PROOF IN ACMNZ'S LIQUIDATION

9. IN the event of liquidation of ACMNZ, Poseidon shall not prove in such liquidation in competition with AMAX and Poseidon hereby irrevocably authorises AMAX on its behalf to prove all moneys which Poseidon has paid hereunder which have not been repaid to Poseidon by ACMNZ and to retain and to carry to a suspense account and appropriate at the discretion of AMAX any amount received until AMAX shall have received one hundred cents in the dollar in respect of the guaranteed payments. Poseidon hereby waives in favour of AMAX all rights whatever against ACMNZ and any other party or their or its estate and assets so far as necessary to give effect to anything contained in this guarantee.

RESTRUCTURING OF POSEIDON GROUP

10. IN the event that any restructuring by the Poseidon Gold Group (being that group of companies of which Poseidon Gold Limited is the holding company) results in circumstances where AMAX reasonably considers that ACMNZ may not be able to perform and satisfy its obligations under the Deed of Indemnity, Poseidon will procure, forthwith after receipt of notice from AMAX, that another member of the Poseidon Group, satisfactory to AMAX acting reasonably, provides AMAX with a guarantee, indemnity, letter of comfort or other similar arrangement as may be agreed between such member of the Poseidon Gold Group and AMAX at the time, to restore AMAX to the same position as it would have been in but for such restructuring.

VOIDABLE PAYMENT

11. IF any payment in respect of the payments guaranteed made to AMAX (or to any Receiver or other person appointed by AMAX) by or on behalf of ACMNZ shall, on the subsequent liquidation, corporate reorganisation or other similar event of or affecting ACMNZ be avoided or set aside by law, such payment shall not be considered as discharging or diminishing the liability of Poseidon therefor and this Guarantee shall continue to apply as
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                                     -5-

if such payment had at all times remained owing by Poseidon or ACMNZ as the case may be.

SUSPENSION OF RIGHTS

12. POSEIDON shall in respect of any sums paid by it hereunder and in respect of any other rights which may accrue howsoever to it in respect of any sum so paid rank and be entitled to enforce the same only after the payments guaranteed have been duly paid to AMAX and satisfied in full, and in particular (both without limiting the generality of this clause) until such time:

     12.1 Poseidon shall not unless requested in writing by AMAX make or suffer to be made any claim in competition with the claim of AMAX in respect of the payments guaranteed; and

     12.2 AMAX shall not be under any obligation to marshall in favour of Poseidon any of the funds or assets that AMAX may be entitled to receive or have claim upon.

INVALIDITY OF PROVISION

13. IF at any time any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. All other provisions of any statute shall to the maximum extent permissible by law be deemed to be negatived or varied to the extent that they are inconsistent with the terms and conditions herein expressed.

INDEMNITY

14. ANY of the payments guaranteed which may not be recoverable pursuant to the foregoing provisions on the basis of a guarantee shall nevertheless be recoverable from Poseidon by AMAX on the basis of an indemnity and as a separate, continuing and primary obligation. Poseidon hereby indemnifies AMAX for and against any loss expenses or damage AMAX may sustain by reason of ACMNZ's failure to promptly pay any of the payments guaranteed or by reason of the non-performance by ACMNZ of any of the performance guaranteed pursuant to the Share Subscription Agreement or Deed of Indemnity or by reason of the Share Subscription Agreement or Deed of Indemnity being or becoming void or unenforceable by AMAX for any reason other than expiration according to its own terms PROVIDED THAT Poseidon shall not be liable for consequential loss or damage except where the loss or damage arises directly out of the wilful act or omission or gross negligence of Poseidon, AND PROVIDED FURTHER THAT if any of he matters referred to in clause 17 of the Deed of Indemnity occur other than by reason of lack of or inadequacy of power or authority of ACMNZ, inadequacy
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                                     -6-

of execution by ACMNZ or incapacity of ACMNZ, Poseidon's liability shall be limited to liability for ACMNZ's failure to comply with clauses 11 and 17 of the Deed of Indemnity.

COSTS

15. POSEIDON agrees to pay AMAX all costs and expenses (including costs as between solicitor and own client) sustained or incurred by AMAX in obtaining or attempting to obtain payment of all or any of the moneys for which Poseidon may from time to time be liable under the provisions of this Deed or enforcing or attempting to enforce any remedy or power expressed or implied herein.

GOVERNING LAW

16. THIS guarantee shall be governed by and construed in accordance with New Zealand law and the parties hereby submit to the non-exclusive jurisdiction of the Courts of New Zealand and hereby waive any defence to the enforcement of judgments rendered on such disputes. For the purposes of service of any documents of any kind on Poseidon, Poseidon hereby appoints ACM (New Zealand) Limited as Poseidon's representative in New Zealand and Poseidon agrees with AMAX that service on ACM (New Zealand) Limited marked for the attention of Mr. Cook of any notices or documents required to be served on Poseidon shall be valid and effective service of such notices or documents on Poseidon.

INTERPRETATION

17.  IN the interpretation of this Deed unless the context otherwise requires:

     17.1 the singular number shall include the plural number and vice versa, and words importing any gender include all other genders;

     17.2 references to "person" include any company, association, society, firm or other institution whether incorporated or unincorporated.

EFFECTIVE DATE

18. THIS Deed shall be in effect from such time as and for so long as the Deed of Indemnity shall be in effect.
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                                     -7-

IN WITNESS WHEREOF this Deed has been executed on the date first above written.


EXECUTED for and on behalf of   )
POSEIDON GOLD LIMITED by being  )
SIGNED, SEALED AND DELIVERED    )
by PAUL W. O'REGAN and          )
ROBERT FISHER, two of its       )   /s/ PW O'Regan
attorneys under power of        )   /s/ R Fisher
attorney dated 31 May 1993      )
(who by their execution         )
warrant that neither of them    )
has notice of the revocation    )
of power of attorney) in        )
the presence of:                )

        /s/  A Miller
- ------------------------------
Witness   Adrienne Miller

Occupation:  Solicitor

Address:  Wellington


EXECUTED for and on behalf of   )
AMAX GOLD, INC. by being        )
DELIVERED by RICHARD CLEMENT    )
DRIVER its attorney under       )
power of attorney dated 2 June  )   /s/ RC Driver
1993 (who by his signature      )
warrants that he has no         )
notice of the revocation of     )
power of attorney) in the       )
presence of:                    )

      /s/  John McLean
- -----------------------------
Witness   John McLean

Occupation:  Solicitor

Address:  Wellington

                        CERTIFICATE OF NON-REVOCATION OF
                               POWER OF ATTORNEY


I, RICHARD CLEMENT DRIVER, of Kenthurst, New South Wales, Australia, HEREBY
CERTIFY:

1. That by deed dated 2 June 1993 Amax Gold Inc. appointed me its attorney on the terms and conditions set out in such deed; and

2. That at the date of this certificate I have not received any notice or information of the revocation of such appointment.


SIGNED at Wellington this 4th day of June 1993.


             /s/ RC Driver
- ----------------------------------------
Signature of attorney giving certificate

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY
               --------------------------------------------------


I, PAUL W. O'REGAN of Wellington, Solicitor, hereby certify that by Power of Attorney dated 31 May 1993 POSEIDON GOLD LIMITED appointed me as its attorney on and subject to the conditions set out in the said Power of Attorney and that, as at the date hereof, I have not received any notice or information of the revocation of the said Power of Attorney by any means whatsoever.


SIGNED at  Wellington this 4th day of June 1993.


        /s/  PW O'Regan
- -------------------------------
Paul W. O'Regan

               CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY
               --------------------------------------------------


I, ROBERT FISHER of Auckland, Solicitor, hereby certify that by Power of Attorney dated 31 May 1993 POSEIDON GOLD LIMITED appointed me as its attorney on and subject to the conditions set out in the said Power of Attorney and that, as at the date hereof, I have not received any notice or information of the revocation of the said Power of Attorney by any means whatsoever.


SIGNED at Wellington this 4th day of June 1993.


        /s/ R Fisher
- ----------------------------
Robert Fisher